Subsequent Events	9 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
Subsequent Events
(15)	Subsequent Events

On October 2, 2012, the Company completed a private placement of $15.0 million aggregate principal amount of notes (the Notes). The principal amount of Notes includes the exchange of the Demand Notes (see Note 10). The Company issued warrants to the holders of the Notes to purchase approximately 51.1 million shares of common stock at an initial exercise price of $0.75 per share. The exercise price and number of shares issuable upon exercise of the warrants are subject to adjustment under certain circumstances.

The Notes are convertible under certain circumstances into shares of the Company's common stock at a conversion rate of 1,333 shares per $1,000 of principal amount of the Notes. The conversion rate is subject to adjustment under certain circumstances. The Company may not redeem the Notes.

The Company intends to use the net proceeds of this transaction primarily to fund research and development activities for its two lead programs, including completing enrollment in the Phase 1 clinical trial for its Neo-Urinary Conduit as well as submitting an Investigational New Drug filing to the U.S. Food and Drug Administration for the Company's Neo-Kidney Augment.

In connection with the issuance of the Notes, the Company granted the lenders an option to purchase up to an additional $20.0 million aggregate principal amount of the Notes at any time until June 30, 2013. One of the lenders, Celgene Corporation, secured a right of first negotiation on the Company's Neo-Urinary Conduit program in exchange for receiving fewer warrants than the other lenders.

In connection with the 2012 Financing, on October 2, 2012, the Company, Horizon Credit II LLC (Horizon) and Horizon Technology Finance Corporation entered into a First Amendment of Venture Loan and Security Agreement (the Loan Amendment). The Loan Amendment amends the Venture Loan and Security Agreement dated as of March 14, 2011 pursuant to which Horizon made a loan of $5 million to us (the Horizon Loan). The Loan Amendment provides that the maturity date for the Horizon Loan is extended from January 1, 2014 until May 1, 2014. We are now required to make monthly interest payments of approximately $40,000 through June 1, 2013 and monthly interest and principal payments of approximately $0.4 million from July 1, 2013 through and including May 1, 2014. Horizon's security now includes a lien on our intellectual property assets. The interest rate on the Horizon Loan was increased from 11.75% to 13.0% per annum retroactive to September 1, 2012.